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                                                                    EXHIBIT 10.5


                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), made as of the 22 day of May, 2000, by and among BOYD BROS. TRANSPORTATION INC., a Delaware corporation (hereinafter referred to as "Boyd"), and STEVEN RUMSEY ("Rumsey").

                              W I T N E S S E T H:

         WHEREAS, Boyd and Rumsey entered into an Employment Agreement, dated as of December 8, 1997, as amended by that certain First Amendment to Acquisition Agreement, Employment Agreement and Covenant Not to Compete by and between Boyd, Rumsey, Miller Welborn and Welborn Transport, Inc., an Alabama corporation, dated March 17, 2000 (as amended, the "Rumsey Employment Agreement"); and

         WHEREAS, Boyd and Rumsey desire to amend the Rumsey Employment Agreement to modify certain terms and conditions contained therein, all as more particularly set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, agreements, representations, warranties and covenants hereinafter set forth, and the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby specifically agreed to and acknowledged, the Rumsey Employment Agreement is hereby amended as follows:

         1. AMENDMENT TO RUMSEY EMPLOYMENT AGREEMENT. The parties acknowledge that the Rumsey Employment Agreement has been extended for each of the two one-year extension periods set forth in Section 1 of the Rumsey Employment Agreement, as such Section exists prior to being amended hereby. Section 1 of the Rumsey Employment Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new Section 1 reading as follows:

         "1. Term of Employment. Boyd hereby employs Employee and Employee hereby accepts such employment upon the terms and conditions set forth in this Agreement. The term ("Term") of Employee's employment under this Agreement shall be for a period commencing from the date hereof (the "Effective Date") and terminating on the first anniversary of the Effective Date (the "Termination Date"), unless such employment is terminated or extended prior to the expiration of said period as hereinafter provided. Employee shall have the right to extend the Term for up to three (3) additional one year periods by providing notice to Boyd, in the case of the first such extension, within thirty (30) days prior to the Termination Date, in the case of the second such extension, within thirty (30) days prior to the anniversary of the Termination Date, and in the case of the third such extension, within thirty (30) days prior to the second (2nd) anniversary of the Termination Date."


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         2. NO OTHER MODIFICATIONS. Except to the extent expressly amended herein, all terms and conditions of the Rumsey Employment Agreement are hereby affirmed and shall remain in full force and effect.

         3. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Alabama without giving effect to any conflict or choice of laws principles.

         4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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         IN WITNESS WHEREOF, each party hereto has executed or caused this
Amendment to be executed on its behalf, all on the day and year first above written.


                                    BOYD BROS. TRANSPORTATION INC.

                                    "Boyd"



                                    By: /s/ Richard Bailey
                                        ----------------------------------------
                                    Name: Richard Bailey
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                                    Title: CFO
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                                    /s/ Steven S. Rumsey
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                                    Steven Rumsey